Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO WARRANT AGREEMENT

This Amendment no. 1 to WARRANT AGREEMENT (this “Amendment”), dated as of July 2, 2014, is entered into by and among Eagle Bulk Shipping Inc. (the “Company”) and the Warrant Holders signatory hereto (the “Consenting Warrant Holders”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Warrant Agreement or the Warrants (as each is defined below).

RECITALS

WHEREAS, the Company and certain lenders under the Credit Agreement entered into that certain Waiver and Forbearance Agreement, dated as of March 19, 2014 (as amended to date and as may be further amended, the “Waiver and Forbearance Agreement”) (such lenders, the “Forbearing Lenders”);

WHEREAS, certain of the Forbearing Lenders are Holders of Warrants, and such Forbearing Lenders, together with all other Consenting Warrant Holders, constitute, as of the date hereof, the “Majority Holders,” as that term is defined in the Warrant Agreement;

WHEREAS, the Waiver and Forbearance Agreement provides for the amendment of the Warrant Agreement upon the terms and subject to the conditions described therein; and

WHEREAS, the Company and the Majority Holders desire to amend the Warrants and the Warrant Agreement in the manner described below.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, including pursuant to the Waiver and Forbearance Agreement which, for the avoidance of doubt, includes the forfeiture by the Forbearing Lenders party thereto of the Forbearance Fee described therein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

Section 1.     Amendment of the Warrants. The Warrants held by lenders under the Credit Agreement (the “Lenders”, and such Warrants held by Lenders, the “Lender Warrants”) shall be amended in the manner described below and such amendments shall be reflected in an amendment to the applicable Warrant Certificate in substantially the form attached hereto as Exhibit A (each such amendment, a (“Warrant Amendment”):

(a)	With respect to Lender Warrants issued in respect of Exercise Commencement Date B:

i.	the first sentence of the third full paragraph of the Warrant Certificate shall be amended to delete “the Exercise Trigger Price and” therefrom; and

ii.

the first sentence of the fourth full paragraph of the Warrant Certificate shall be amended to read “This Warrant Certificate shall be exercisable, at the election of the holder, at any time on or after the Effective Date and on or prior to the Expiration Date either as an entirety or in part from time to time.”

(b)	With respect to Lender Warrants issued in respect of Exercise Commencement Date C:

i.	the first sentence of the third full paragraph of the Warrant Certificate shall be amended to delete “the Exercise Trigger Price and” therefrom; and

ii.

the first sentence of the fourth full paragraph of the Warrant Certificate shall be amended to read “This Warrant Certificate shall be exercisable, at the election of the holder, at any time on or after the Effective Date and on or prior to the Expiration Date either as an entirety or in part from time to time.”

The Company shall promptly deliver a Warrant Amendment with respect to any Warrant Certificate that is a Lender Warrant upon receipt of written request from the Holder of such Warrant Certificate together with such Warrant Certificate and any other documentation reasonably requested by the Company to evidence the ownership of such Warrant Certificate.

Section 2.     Amendment of the Warrant Agreement. The Warrant Agreement shall be amended in the manner described below with respect to the Lender Warrants:

(a)

The following defined terms are hereby deleted in their entirety in the Warrant Agreement, wherever they appear in the Warrant Agreement: “Exercise Trigger Price B,” “Exercise Trigger Price C,” “Exercise Trigger Prices,” and “Substantial Distribution of Assets”.

(b)	The following language is inserted as Section 7(g) of the Warrant Agreement:

“(g)      Prohibition on Transfers

Notwithstanding any other provision herein to the contrary, for so long as the Waiver and Forbearance Agreement, dated as of March 19, 2014, between the Company and the other parties thereto (such parties, the “Forbearing Lenders”), as the same may be amended or modified from time to time, or any successor agreement thereto, is in effect, no Holder of Warrants or Warrant Shares shall trade or otherwise transfer, directly or indirectly, to any other Person any Warrants or Warrant Shares, except in connection with a transfer of such Holder’s loans under the Credit Agreement to such Person.”

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(c)	Section 8(a)(ii) is hereby deleted in its entirety and replaced with the following:

“in the case of a Warrant issued in respect of Exercise Commencement Date B (as denoted on Schedule 1), at any time on or after the Effective Date; or”

(d)	Section 8(a)(iii) is hereby deleted in its entirety and replaced with the following:

“in the case of a Warrant issued in respect of Exercise Commencement Date C (as denoted on Schedule 1), at any time on or after the Effective Date,”

(e)	Section 13(b)(i)(B) is hereby amended by replacing “; and” at the end of the section with “.”.

(f)	Section 13(b)(ii) is hereby deleted in its entirety.

(g)	Section 13(d)(i)(B) is hereby amended by replacing “;” at the end of the section with “.”.

(h)	Section 13(d)(ii) is hereby deleted in its entirety, and the last paragraph of Section 13(d) is hereby deleted in its entirety and replaced with the following:

“In the event that any issuance of the type described in this Clause 13(d) is declared but not purchased in full, the number of Warrant Shares shall again be adjusted to be the number of Warrant Shares that would then be in effect if such issuance had been made only with respect to the number of shares of Common Stock actually purchased.”

Section 3.     Effectiveness; Incorporation into the Warrant Agreement. The Amendment shall be effective only upon execution and delivery of this instrument by the Company and Warrant Holders constituting the Majority Holders, and shall only be effective with respect to the Lenders and the Lender Warrants. Subject to the foregoing, this Amendment is hereby incorporated into and deemed a part of the Warrant Agreement and all references to “this Agreement” in the Warrant Agreement shall include this Amendment. The Company and the Majority Holders (on behalf of themselves and on behalf of all Holders of Warrants) acknowledge and agree that the amendments contemplated by Section 2 are not deemed an event requiring an adjustment for purposes of Section 13 of the Warrant Agreement. Except as expressly provided by this Amendment, the terms and conditions of the Warrant Agreement and the Warrants shall remain in full force and effect and hereby are ratified and confirmed in all respects.

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Section 4.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof) and for all purposes shall be construed in accordance with the laws of such State.

Section 5.     Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile or portable document format (PDF) signatures) and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

Section 6.     Descriptive Headings. The headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment to Warrant Agreement and return such counterpart to the undersigned.

Very truly yours, EAGLE BULK SHIPPING INC.

By:	/s/ Adir Katzav
Name:	Adir Katzav
Title:	Chief Financial Officer

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Big River Group Fund SPC Limited – Bond Segregated Portfolio By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Big River Group Fund SPC Limited – Bond Segregated Portfolio
Name in Which Warrant Certificates are Registered	Big River Group Fund SPC Limited – Bond Segregated Portfolio
Warrant Certificate Number; Number of Warrants	W-B-1-28; 526.27 W-C-1-28; 526.27

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Birch Capital Fund SPC Limited – Bond Segregated Portfolio By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Birch Capital Fund SPC Limited – Bond Segregated Portfolio
Name in Which Warrant Certificates are Registered	Birch Capital Fund SPC Limited – Bond Segregated Portfolio
Warrant Certificate Number; Number of Warrants	W-B-1-29; 406.86 W-C-1-29; 406.86

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Brigade Credit Fund II, LTD By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Brigade Credit Fund II, LTD
Name in Which Warrant Certificates are Registered	Brigade Credit Fund II, LTD
Warrant Certificate Number; Number of Warrants	W-B-1-30; 6,757.50 W-C-1-30; 6,757.50

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Brigade Distressed Value Master Fund, Ltd By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Brigade Distressed Value Master Fund, Ltd.
Name in Which Warrant Certificates are Registered	Brigade Distressed Value Master Fund, Ltd.
Warrant Certificate Number; Number of Warrants	W-B-1-32; 1,101.19 W-C-1-32; 1,101.19

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Brigade Leveraged Capital Structures Fund, LTD By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Brigade Leveraged Capital Structures Fund, Ltd.
Name in Which Warrant Certificates are Registered	Brigade Leveraged Capital Structures Fund, Ltd.
Warrant Certificate Number; Number of Warrants	W-B-1-32; 24,924.93 W-C-1-32; 24,924.93

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Brigade Opportunistic Credit Fund – ICL LP By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Brigade Opportunistic Credit Fund – ICL LP
Name in Which Warrant Certificates are Registered	Brigade Opportunistic Credit Fund – ICL LP
Warrant Certificate Number; Number of Warrants	W-B-1-34; 897.75 W-C-1-34; 897.75

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Brigade Opportunistic Credit Fund 16 LLC By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Brigade Opportunistic Credit Fund 16 LLC
Name in Which Warrant Certificates are Registered	Brigade Opportunistic Credit Fund 16 LLC
Warrant Certificate Number; Number of Warrants	W-B-1-33; 451.09 W-C-1-33; 451.09

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Brigade Opportunistic Credit LBG Fund Ltd By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Brigade Opportunistic Credit LBG Fund Ltd
Name in Which Warrant Certificates are Registered	Brigade Opportunistic Credit LBG Fund Ltd
Warrant Certificate Number; Number of Warrants	W-B-1-35; 1,990.10 W-C-1-35; 1,990.10

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Citigroup Pension Plan By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Citigroup Pension Plan
Name in Which Warrant Certificates are Registered	Citigroup Pension Plan
Warrant Certificate Number; Number of Warrants	W-B-1-36; 190.16 W-C-1-36; 190.16

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

FedEx Corporation Employees’ Pension Trust By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	FedEx Corporation Employees’ Pension Trust
Name in Which Warrant Certificates are Registered	FedEx Corporation Employees’ Pension Trust
Warrant Certificate Number; Number of Warrants	W-B-1-37; 791.62 W-C-1-37; 791.62

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

FirstEnergy System Master Retirement Trust By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	FirstEnergy Corp. System Master Retirement Trust
Name in Which Warrant Certificates are Registered	FirstEnergy Corp. System Master Retirement Trust
Warrant Certificate Number; Number of Warrants	W-B-1-38; 605.87 W-C-1-38; 605.87

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Future Directions Credit Opportunities Fund By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Future Directions Credit Opportunities Fund/Brigade
Name in Which Warrant Certificates are Registered	Future Directions Credit Opportunities Fund/Brigade
Warrant Certificate Number; Number of Warrants	W-B-1-39; 371.48 W-C-1-39; 371.48

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Los Angeles County Employees Retirement Association By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Los Angeles County Employees Retirement Association/Brigade
Name in Which Warrant Certificates are Registered	Los Angeles County Employees Retirement Association/Brigade
Warrant Certificate Number; Number of Warrants	W-B-1-40; 1,118.88 W-C-1-40; 1,118.88

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

OCA Brigade Credit Fund II LLC By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	OCA Brigade Credit Fund II LLC
Name in Which Warrant Certificates are Registered	OCA Brigade Credit Fund II LLC
Warrant Certificate Number; Number of Warrants	W-B-1-41; 1,052.54 W-C-1-41; 1,052.54

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Russell Investment Company Russell Multi-Strategy Alternative Fund By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Russell Investment Company Russell Multi-Strategy Alternative Fund
Name in Which Warrant Certificates are Registered	Russell Investment Company Russell Multi-Strategy Alternative Fund
Warrant Certificate Number; Number of Warrants	W-B-1-42; 375.91 W-C-1-42; 375.91

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Tasman Fund LP By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Tasman Fund LP
Name in Which Warrant Certificates are Registered	Tasman Fund LP
Warrant Certificate Number; Number of Warrants	W-B-1-43; 1,446.14 W-C-1-43; 1,446.14

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Texas Absolute Credit Opportunities Strategy LP By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	Texas Absolute Credit Opportunities Strategy LP
Name in Which Warrant Certificates are Registered	Texas Absolute Credit Opportunities Strategy LP
Warrant Certificate Number; Number of Warrants	W-B-1-44; 163.63 W-C-1-44; 163.63

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

The Coca-Cola Company Master Retirement Trust By: Brigade Capital Management, LLC as Investment Manager By: /s/ Aaron Daniels Name: Aaron Daniels Title: Associate General Counsel

Warrant Holder Name	The Coca-Cola Company Master Retirement Trust
Name in Which Warrant Certificates are Registered	The Coca-Cola Company Master Retirement Trust
Warrant Certificate Number; Number of Warrants	W-B-1-45; 1,052.54 W-C-1-45; 1,052.54

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	AAI Canyon Fund plc, solely with respect to Canyon Reflection Fund
Name in Which Warrant Certificates are Registered	AAI Canyon Fund plc, solely with respect to Canyon Reflection Fund
Warrant Certificate Number; Number of Warrants	[W-B-1-13]; 2,322.00 [W-C-1-13]; 2,322.00

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	Canyon Balanced Master Fund, Ltd.
Name in Which Warrant Certificates are Registered	Canyon Balanced Master Fund, Ltd.
Warrant Certificate Number; Number of Warrants	[W-B-1-14]; 6,310.50 [W-C-1-14]; 6,310.50

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	Canyon-Blue Credit Investment Fund L.P.
Name in Which Warrant Certificates are Registered	Canyon-Blue Credit Investment Fund L.P.
Warrant Certificate Number; Number of Warrants	[W-B-1-15]; 526.50 [W-C-1-15]; 526.50

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	Canyon Distressed Opportunity Master Fund, L.P.
Name in Which Warrant Certificates are Registered	Canyon Distressed Opportunity Master Fund, L.P.
Warrant Certificate Number; Number of Warrants	[W-B-1-16]; 4,648.00 [W-C-1-16]; 4,648.00

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	Canyon-GRF Master Fund II LP
Name in Which Warrant Certificates are Registered	Canyon-GRF Master Fund II, LP
Warrant Certificate Number; Number of Warrants	[W-B-1-17]; 1,999.00 [W-C-1-17]; 1,999.00

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	Canyon Value Realization MAC 18 Ltd
Name in Which Warrant Certificates are Registered	Canyon Value Realization MAC 18 Ltd
Warrant Certificate Number; Number of Warrants	[W-B-1-18]; 928.50 [W-C-1-18]; 928.50

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	Canyon-TCDRS Fund, LLC
Name in Which Warrant Certificates are Registered	Canyon-TCDRS Fund, LLC
Warrant Certificate Number; Number of Warrants	[W-B-1-19]; 1,273.50 [W-C-1-19]; 1,273.50

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	Canyon Value Realization Fund, L.P.
Name in Which Warrant Certificates are Registered	Canyon Value Realization Fund, L.P.
Warrant Certificate Number; Number of Warrants	[W-B-1-20]; 8,181.50 [W-C-1-20]; 8,181.50

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	Citi Canyon Ltd
Name in Which Warrant Certificates are Registered	Citi Canyon Ltd
Warrant Certificate Number; Number of Warrants	[W-B-1-21]; 181.50 [W-C-1-21]; 181.50

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	PERMAL Canyon Fund Ltd
Name in Which Warrant Certificates are Registered	PERMAL Canyon Fund Ltd
Warrant Certificate Number; Number of Warrants	[W-B-1-22]; 606.00 [W-C-1-22]; 606.00

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Jonathan M. Kaplan Name: Jonathan M. Kaplan Title: Authorized Signatory

Warrant Holder Name	The Canyon Value Realization Master Fund, L.P.
Name in Which Warrant Certificates are Registered	The Canyon Value Realization Master Fund, L.P.
Warrant Certificate Number; Number of Warrants	[W-B-1-23]; 17,247.50 [W-C-1-23]; 17,247.50

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ Dennis Lafferty Name: Dennis Lafferty Title: Managing Director

Warrant Holder Name
Name in Which Warrant Certificates are Registered	Goldman, Sachs & Co
Warrant Certificate Number; Number of Warrants	WA3; 60,950 WB3; 60,950 WC3; 60,950

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Midtown Acquisitions L.P. By: Midtown Acquisitions GP LLC, its general partner By: /s/ Conor Bastable Name: Conor Bastable Title: Manager

Warrant Holder Name	Midtown Acquisitions L.P.
Name in Which Warrant Certificates are Registered	Midtown Acquisitions L.P.
Warrant Certificate Number; Number of Warrants	W-B-1-8; 119,402.72 warrants W-B-4.2.3; 1,582.06 warrants W-C-1-8; 119,402.72 warrants W-C-4.2.3; 1,582.07 warrants

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is here by accepted by the undersigned on and as of the date hereof.

Oaktree Value Opportunities Fund, L.P.

By: Oaktree Value Opportunities Fund GP, L.P.

Its: General Partner

By: Oaktree Value Opportunities Fund GP Ltd.

Its: General Partner

By: Oaktree Capital Management, L.P.

Its: Director

By:     /s/ Robert O’Leary

Name: Robert O’Leary

Title:     Managing Director

By:      /s/ Mahesh Balakrishnan

Name: Mahesh Balakrishnan

Title:     Senior Vice-President

Name in Which Warrant Certificates are Registered	Oaktree Value Opportunities Fund, L.P.
Warrant Certificate Number; Number of Warrants	w-b-1-2; 60,759.08 w-c-1-2; 60,759.08 w-c-6.2; 4,565.24 w-b-6.2; 4,565.23 w-a-6.2; 4,565.23 W-A-7.2; 1,304.66 W-C-7.2; 1,304.67 W-B-7.2; 1,304.67

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is here by accepted by the undersigned on and as of the date hereof.

Oaktree Opportunities Fund VIIIb Delaware, L.P.

By: Oaktree Fund GP, LLC

Its: General Partner

By: Oaktree Fund GP I, L.P.

Its: Managing Member

By:      /s/ Robert O’Leary

Name:     Robert O’Leary

Title:     Authorized Signatory

By     /s/ Mahesh Balakrishnan

Name:     Mahesh Balakrishnan

Title:     Authorized Signatory

Name in Which Warrant Certificates are Registered	Oaktree Opportunities Fund VIIIb Delaware, L.P.
Warrant Certificate Number; Number of Warrants	W-B-1-3; 69,421.34 W-C-1-3; 69,421.34 W-A-7.1; 7,825.66 W-B-7.1; 7,825.67 W-C-7.1; 7,825.67 W-C-6.1; 27,385.54 W-B-6.1; 27,385.54 W-A-6.1; 27,385.54

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is here by accepted by the undersigned on and as of the date hereof.

Oaktree Huntington Investment Fund, L.P.

By: Oaktree Huntington Investment Fund GP, L.P.

Its: General Partner

By: Oaktree Huntington Investment Fund GP Ltd.

Its: General Partner

By: Oaktree Capital Management, L.P.

Its: Director

By:     /s/ Robert O’Leary

Name: Robert O’Leary

Title:     Managing Director

By:      /s/ Mahesh Balakrishnan

Name: Mahesh Balakrishnan

Title:     Senior Vice-President

Name in Which Warrant Certificates are Registered	Oaktree Huntington Investment Fund, L.P.
Warrant Certificate Number; Number of Warrants	w-a-6.3; 846.97 w-b-6.3; 846.98 w-c-6.3; 846.98

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is here by accepted by the undersigned on and as of the date hereof.

Oaktree Opps 9 HoldCo Ltd.

Oaktree Opps IX (Parallel 2) HoldCo Ltd.

Oaktree VOF (Cayman) 1 CTB Ltd.

Oaktree Huntington (Cayman) 5 CTB Ltd.

Oaktree Opps VIII (Cayman) 3 CTB Ltd.

Oaktree Opps IX Parallel (Cayman) 1 CTB Ltd.

Oaktree Opps IX (Cayman) 1 CTB Ltd.

Oaktree Opps IX Parallel 2 (Cayman) 1 CTB Ltd.

By: Oaktree Capital Management, L.P.

Their: Director

By:     /s/ Robert O’Leary

Name: Robert O’Leary

Title:     Managing Director

By:      /s/ Mahesh Balakrishnan

Name: Mahesh Balakrishnan

Title:     Senior Vice-President

Name in Which Warrant Certificates are Registered	Oaktree Opportunities Fund IX Delaware, L.P.
Warrant Certificate Number; Number of Warrants	w-c-1-4; 224,858.43 w-b-1-4; 224,858.43

Name in Which Warrant Certificates are Registered	Oaktree Opportunities Fund IX (Parallel 2), L.P.
Warrant Certificate Number; Number of Warrants	w-c-1-5; 2,065.00 w-b-1-5; 2,065.00

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

Onex Debt Opportunity Fund, Ltd. By: Onex Credit Partners, LLC, its investment manager By: /s/ Kevin Connors Name: Kevin Connors Title: Portfolio Manger

Warrant Holder Name	Onex Debt Opportunity Fund, Ltd.
Name in Which Warrant Certificates are Registered	Onex Debt Opportunity Fund, Ltd.
Warrant Certificate Number; Number of Warrants	W-A-4.3 – 7,251.00 W-B-4.3-7,251.00 W-C-4.3-7,251.00 W-B-1-47; 5,130.00 W-C-1-47; 5,130.00

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

OCP Investment Trust By: Onex Credit Partners, LLC, its manager By: /s/ Kevin Connors Name: Kevin Connors Title: Portfolio Manger

Warrant Holder Name	OCP Investment Trust
Name in Which Warrant Certificates are Registered	OCP Investment Trust
Warrant Certificate Number; Number of Warrants	W-A-4.3 - 6,177.00 W-B-4.3- 6,177.00 W-C-4.3- 6,177.00 W-B-1-48: 3,714.50 W-C-1-48: 3,714.50

 [Signature Page to Amendment 1 to Warrant Agreement]

The foregoing Amendment to the Warrant Agreement with Eagle Bulk Shipping Inc. is hereby accepted by the undersigned on and as of the date thereof.

By: /s/ William Kelly Name: William Kelly Title: COO of Panning Capital Management LP, as investment manager of Panning Master Fund, LP

Warrant Holder Name	Panning Master Fund, LP
Name in Which Warrant Certificates are Registered	Panning Master Fund, LP
Warrant Certificate Number; Number of Warrants	W-A-4.1; 17,903.07 W-B-4.1; 17,903.07 W-C-4.1; 17,903.07 W-B-1-1; 17,689.80 W-C-1-1; 17,689.80

 [Signature Page to Amendment 1 to Warrant Agreement]

EXHIBIT A

FORM OF AMENDMENT TO WARRANT CERTIFICATE

THIS AMENDMENT AND THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT, ANY APPLICABLE STATE SECURITIES LAWS AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

THIS AMENDMENT AND THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO AND ARE SUBJECT TO A WARRANT AGREEMENT, AS AMENDED BY THAT CERTAIN AMENDMENT NO. 1 TO WARRANT AGREEMENT (THE “WARRANT AGREEMENT”), WHICH SETS FORTH THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER OF THESE WARRANTS. THE WARRANT AGREEMENT CONTAINS PROHIBITIONS ON THE TRANSFER OF THESE WARRANTS AND THE RIGHTS RELATED THERETO. BY ACCEPTING ANY INTEREST IN THESE WARRANTS, ANY TRANSFER RECIPIENT SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL OF THE PROVISIONS OF THE WARRANT AGREEMENT. A COPY OF THE WARRANT AGREEMENT AND AMENDMENT NO. 1 TO WARRANT AGREEMENT ARE ON FILE AT THE COMPANY'S PRINCIPAL OFFICE.

AMENDMENT TO WARRANT CERTIFICATE

EAGLE BULK SHIPPING INC.

Amendment to Warrant Certificate No. _____________

Date: _________________

This Amendment (this “Amendment”) to Warrant Certificate No. [__] is issued pursuant to Amendment No. 1 to the Warrant Agreement dated as of June [ ], 2014, by and among the Company and the Warrant Holders party thereto. All capitalized terms herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Warrant or the Warrant Agreement.

1.     Amendments.      The Warrant is hereby amended as follows:

1.1.     The first sentence of the third full paragraph of the Warrant Certificate shall be amended to delete “the Exercise Trigger Price and” therefrom.

[Form of Amendment to Warrant Certificate]

1.2.     The first sentence of the fourth full paragraph of the Warrant Certificate shall be amended to read “This Warrant Certificate shall be exercisable, at the election of the holder, at any time on or after the Effective Date and on or prior to the Expiration Date either as an entirety or in part from time to time.”

2.     Incorporation into the Warrant; Issuance of Amended and Restated Warrant.

2.1.     This Amendment is hereby incorporated into and deemed a part of the Warrant and all references to “Warrant” in the Warrant or this Amendment shall include this Amendment. Except as expressly provided by this Amendment, the terms and conditions of the Warrant shall remain in full force and effect and hereby are ratified and confirmed in all respects.

2.2.     The Warrant Holder may deliver the Warrant, together with this Amendment, to the Company and, upon receipt thereof, the Company will issue an Amended and Restated Warrant to such Warrant Holder.

3.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof) and for all purposes shall be construed in accordance with the laws of such State.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Amendment to Warrant Certificate as of the date first written above.

EAGLE BULK SHIPPING INC.

By:
Name:
Title: